UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Colorado (State or other jurisdiction of incorporation)	0-14749 (Commission File Number)	84-0910696 (IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Item 5. Other Events and Regulation FD Disclosure and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Press Release

Item 5. Other Events and Regulation FD Disclosure and Exhibits.

     The Company has issued a press release announcing its quarterly cash dividend and has elected to file the press release as an exhibit to this form 8-K.

          Exhibits

Item	Exhibit
99.1	Press Release, dated May 26, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: June 3, 2004	By:	/s/ Bryan J. Merryman Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director

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INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release, dated May 26, 2004